UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2013, NuPathe Inc. (“NuPathe”) and Terri B. Sebree, NuPathe’s President, entered into Amendment No. 2 (the “Amendment”) to Ms. Sebree’s Amended and Restated Employment Agreement, as amended on March 27, 2013 (the “Employment Agreement”). The Amendment eliminates Ms. Sebree’s option to resign on or before December 31, 2013 and receive the payments and other benefits specified in her Employment Agreement.  As consideration for the Amendment, NuPathe granted 30,000 restricted stock units to Ms. Sebree and increased her base salary from $334,184 to $360,000.  The restricted stock units vest in three equal annual installments commencing on June 10, 2014 and are subject to forfeiture if Ms. Sebree’s service to NuPathe terminates before the units vest (except as otherwise provided in Ms. Sebree’s Employment Agreement).  All other provisions of Ms. Sebree’s Employment Agreement are unchanged by the Amendment.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of NuPathe Inc. was held on June 5, 2013.  The proposals voted on at the Annual Meeting and the results of the vote were as follows:

Proposal No. 1:   Election of Directors

Stockholders re-elected the following individuals to serve as directors until NuPathe’s 2014 Annual Meeting of Stockholders or until the election and qualification of their successors.

Nominee	For	Withheld	Broker Non-Vote
Wayne P. Yetter	13,103,192	119,683	7,947,239
Armando Anido	13,102,221	120,654	7,947,239
Michael Cola	12,316,594	906,281	7,947,239
James A. Datin	13,085,168	137,707	7,947,239
William J. Federici	13,084,684	138,191	7,947,239
Richard S. Kollender	12,351,935	870,940	7,947,239
Robert P. Roche Jr.	12,320,394	902,481	7,947,239
Brian J. Sisko	13,048,564	174,311	7,947,239

Proposal No. 2:   Approval of the Amendment and Restatement of the NuPathe Inc. 2010 Omnibus Incentive Compensation Plan

Stockholders approved the amendment and restatement of the NuPathe Inc. 2010 Omnibus Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Vote
12,019,904	1,143,160	59,811	7,947,239

Proposal No. 3:          Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2013

Stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting form for 2013.

For	Against	Abstain
20,725,923	331,208	112,983

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

	By:	/s/ Michael F. Marino
Michael F. Marino
Senior Vice President, General Counsel and Secretary

Dated: June 10, 2013